EXHIBIT 99.2 2020 3rd Quarter Conference Call October 22, 2020

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the ongoing COVID-19 pandemic and recent oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by the securities laws. Social Media From time to time we provide information about Helix on social media, including: • Twitter: @Helix_ESG • LinkedIn: www.linkedin.com/company/helix-energy-solutions-group • Facebook: www.facebook.com/HelixEnergySolutionsGroup • Instagram: www.instagram.com/helixenergysolutions 2

PRESENTATION OUTLINE • Executive Summary (pg. 4) • Operational Highlights by Segment (pg. 9) • Key Financial Metrics (pg. 17) • 2020 Outlook (pg. 20) • Non-GAAP Reconciliations (pg. 25) • Questions and Answers 3

Executive Summary 4

EXECUTIVE SUMMARY ($ in millions, except per share data, unaudited) Three Months Ended Nine Months Ended 9/30/20 9/30/19 6/30/20 9/30/20 9/30/19 Revenues$ 193 $ 213 $ 199 $ 574 $ 581 Gross profit$ 35 $ 55 $ 30 $ 66 $ 111 18% 26% 15% 12% 19% Net income1 $ 25 $ 32 $ 5 $ 18 $ 50 Diluted earnings per share$ 0.16 $ 0.21 $ 0.04 $ 0.10 $ 0.33 Adjusted EBITDA2 Business segments$ 63 $ 76 $ 56 $ 146 $ 175 Corporate, eliminations and other (11) (10) (8) (26) (28) Adjusted EBITDA2 $ 53 $ 66 $ 48 $ 120 $ 147 Cash and cash equivalents3 $ 259 $ 286 $ 178 $ 259 $ 286 Cash flows from operating activities$ 53 $ 57 $ 23 $ 59 $ 90 1 Net income attributable to common shareholders 2 Adjusted EBITDA is a non-GAAP financial measure; see non-GAAP reconciliations on slide 26; amounts may not add due to rounding 3 Excludes restricted cash of $42 million as of 6/30/20 5

EXECUTIVE SUMMARY - HIGHLIGHTS Q3 2020 • Net income1 of $25 million, $0.16 per diluted share • Adjusted EBITDA2 of $53 million • Operating cash flows of $53 million • Free Cash Flow2 of $51 million, includes $2 million in capital spending Q3 2020 Year to date • Net income1 of $18 million, $0.10 per diluted share, which was impacted by the following: • Goodwill impairment charge of approximately $7 million associated with Subsea Technologies Group Limited • Net tax benefits of $8 million related to certain foreign subsidiary tax restructurings and $8 million related to tax law changes associated with the CARES Act • Extinguishment gains of $9 million on the repurchase of $185 million of our existing convertible notes • Adjusted EBITDA2 of $120 million • Operating cash flows of $59 million • Free Cash Flow2 of $40 million, includes $38 million in capital spending: • $19 million for regulatory certifications of our vessels and systems included in operating cash flows • $19 million in capital expenditures included in investing cash flows 1 Net income attributable to common shareholders 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations on slide 26 6

EXECUTIVE SUMMARY – Q3 2020 OPERATIONS Well Intervention • Utilization of 68% across the well intervention vessel fleet • 92% in the GOM • 31% in the North Sea and West Africa; Q7000 and Seawell warm-stacked • 99% in Brazil • 15K IRS utilization 16%; 10K IRS idle during quarter Robotics • Robotics chartered vessels utilization 95% • 450 total vessel days (291 spot days), including 196 days on a wind farm site clearance project • 154 days trenching utilization on renewables projects • ROVs, trenchers and ROVDrill utilization 37% Production Facilities • Helix Producer 1 operated at full rates during quarter • Nominal production benefit 7

EXECUTIVE SUMMARY – BALANCE SHEET Q3 2020 • Cash and cash equivalents of $259 million • Liquidity1 of $404 million • Long-term debt2 of $357 million • Net debt3 of $98 million Debt Refinancing • In August 2020, Helix issued $200 million of Convertible Notes due 2026 and purchased capped calls resulting in an effective conversion price of $8.42/share • Net proceeds of the 2026 Notes were used to repurchase $90 million of Convertible Notes due 2022 and $95 million of Convertible Notes due 2023 1 Liquidity at 9/30/20 is calculated as the sum of cash and cash equivalents ($259 million) and available capacity under our revolving credit facility ($145 million) 2 Net of unamortized discounts and issuance costs 3 Net debt at 9/30/20 is calculated as long-term debt ($357 million) less cash and cash equivalents ($259 million) 8

Operational Highlights by Segment 9

COVID-19 AND MARKET EVENTS • The ongoing COVID-19 pandemic and its impact on the global economy have resulted in weaker oil prices and caused significant disruption and uncertainty in the oil and gas market • The COVID-19 pandemic has created challenges for our operations, in particular crew changes due to travel restrictions; to date we are addressing these challenges by establishing and maintaining safety measures and protocols onboard the vessels and during crew changes • With the safety measures and protocols we have established for COVID-19, along with enhanced testing capabilities, we have thus far incurred minimal operational disruptions • The pandemic has negatively affected the global economy, our macro market along with our own outlook for 2020 as demand and pricing for our services has decreased and is expected to remain weak into 2021 • We have responded to revenue reductions by responsibly reducing our cost base, including warm stacking two vessels and cutting capital expenditures and targeted SG&A spending • We are continuing to take what we believe to be appropriate steps to protect our employees, customers and balance sheet 10

BUSINESS SEGMENT RESULTS ($ in millions, unaudited) Three Months Ended Nine Months Ended 9/30/20 9/30/19 6/30/20 9/30/20 9/30/19 Revenues Well Intervention$ 141 $ 170 $ 146 $ 427 $ 452 Robotics 50 52 51 136 136 Production Facilities 14 14 14 43 45 Intercompany Eliminations (11) (23) (11) (33) (51) Total1 $ 193 $ 213 $ 199 $ 574 $ 581 Gross profit (loss) % Well Intervention$ 22 16% $ 41 24% $ 15 10% $ 36 8% $ 85 19% Robotics 8 17% 11 21% 11 22% 19 14% 15 11% Production Facilities 5 33% 3 25% 4 27% 13 29% 13 29% Eliminations and other - - - (1) (1) Total1 $ 35 18% $ 55 26% $ 30 15% $ 66 12% $ 111 19% Utilization Well Intervention vessels 68% 97% 72% 71% 88% Robotics vessels 95% 96% 95% 93% 92% ROVs, trenchers and ROVDrill 37% 44% 34% 35% 42% 1 Amounts may not add due to rounding 11

WELL INTERVENTION – GULF OF MEXICO Gulf of Mexico • Q5000 – 100% utilized in Q3 for BP • Q4000 – 85% utilized in Q3; completed a two-well production enhancement campaign for one customer; performed decommissioning work for another customer; commenced a production enhancement project for a third customer after a short schedule gap • 15K IRS rental unit – 16% utilized in early Q3 for BP on the Q5000 • 10K IRS rental unit – System idle in Q3 12

WELL INTERVENTION – NORTH SEA AND WEST AFRICA North Sea and West Africa • Well Enhancer – 92% utilized in Q3; performed production enhancement and diving work for three customers and abandonment work for another customer • Seawell – vessel warm-stacked in Leith • Q7000 – vessel warm-stacked in Tenerife 13

WELL INTERVENTION – BRAZIL Brazil • Siem Helix 1 – 99% utilized in Q3; performed abandonment scopes on three wells • Siem Helix 2 – 98% utilized in Q3; performed workover and production enhancement operations on two wells and abandonment scopes on two wells 14

ROBOTICS • Grand Canyon II (Asia Pacific) – 100% utilized in Q3 performing ROV support work on wind farm project offshore Taiwan • Grand Canyon III (North Sea) – 73% utilized in Q3 primarily performing renewables trenching operations for one customer • Spot Vessels – 291 total days of spot vessel utilization • 196 days on three vessels performing seabed clearance and site preparation for wind farm project in the North Sea • 51 days on the Ross Candies performing ROV support work for six clients in the Gulf of Mexico • 44 days performing lump sum decommissioning project in the North Sea • Trenching – 154 total days of trenching utilization • 62 days of renewable trenching operations on Grand Canyon III • 92 days of trenching utilization on third-party vessel primarily on wind farm offshore Virginia, which included the longest length of cable of a U.S. wind farm 15

UTILIZATION 100% 97% 95% 95% 96% 80% 72% 60% 68% Q3 2020 Q2 2020 40% 44% Q3 2019 37% 34% 20% 0% Well Intervention Vessels Robotics Support Vessels ROVs, Trenchers and ROVDrill • Q5000 • Siem Helix 11 • Grand Canyon1,3 • 44 ROVs2 • Q4000 • Siem Helix 21 • Grand Canyon II1 • 1 ROVDrill unit2 • Seawell • Q70004 • Grand Canyon III1 • 4 Trenchers2 • Well Enhancer • Spot vessels1 1 Chartered vessels 2 One ROV retired in Q1 2020 and one ROV retired in Q4 2019 3 Grand Canyon charter expired November 2019 4 Q7000 included in utilization calculation from its commencement of operations in January 2020 16

Key Financial Metrics 17

DEBT INSTRUMENT PROFILE Total funded debt1 of $415 million at 9/30/20 • $35 million Convertible Senior Notes due 2022 – 4.25%2 Principal Payment Schedule at 9/30/20 ($ in millions) • $30 million Convertible Senior Notes due 2023 – 4.125%2 $250 • $200 million Convertible Senior Notes due 2026 – 6.75%2 $215 • $31 million Term Loan – LIBOR + 3.25% $200 • Quarterly amortization payments of approximately $0.9 million $150 with a final balloon payment of $27 million at maturity in Q4 2021 $91 • $56 million MARAD Debt – 4.93% $100 • Semi-annual amortization payments $43 $50 $38 • $63 million Q5000 Loan – LIBOR + 2.75% $10 $9 $9 $0 • Quarterly amortization payments of approximately $8.9 million • Final maturity payment of $54 million in January 2021 Term Loan CSN 2022 MARAD 1 Excludes unamortized debt discounts and debt issuance costs Q5000 Loan CSN 2023 CSN 2026 2 $200 million of Convertible Senior Notes due 2026 issued August 2020; net proceeds used to repurchase $90 million of Convertible Senior Notes due 2022 and $95 million of Convertible Senior Notes due 2023 18

DEBT & LIQUIDITY PROFILE $700 $626 $600 $496 $500 $440 $406 $400 $357 $300 $269 $229 $200 $161 $143 $98 $100 $0 12/31/16 12/31/17 12/31/18 12/31/19 9/30/20 Long-term Debt¹ Net Debt² Liquidity³ Liquidity3 of approximately $404 million at 9/30/20 1 Long-term debt is net of unamortized debt discounts and issuance costs 2 Net debt is calculated as long-term debt less cash and cash equivalents and restricted cash 3 Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under our revolving credit facility and excludes restricted cash 19

2020 Outlook 20

2020 OUTLOOK: FORECAST

($ in millions)	2020 Outlook		2019 Actual	
Revenues	$	710 - 735	$	752
Adjusted EBITDA[1,2,3]		135 - 145		180
Free Cash Flow[1]		50 - 85		31
Capital Additions[4]		~ 38		161
Revenue Split:				
Well Intervention	$	525 - 540	$	593
Robotics		165 - 175		172
Production Facilities[3]		60		61
Eliminations[5]		(40)		(74)
Total	**$**	**710 - 735**	**$**	**752**

1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 26

2 2020 Outlook and 2019 Actual include an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts

3 2020 Outlook and 2019 Actual include nominal benefit from oil and gas production

4 2020 Outlook and 2019 Actual include regulatory certification costs for our vessels and systems; 2019 Actual includes capitalized interest; capitalized interest in 2020 Outlook is nominal

5 2019 Actual includes approximately $28 million of eliminations associated with intercompany P&A work on two Droshky wells performed for our Production Facilities segment

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2020 OUTLOOK Total backlog at September 30, 2020 was approximately $481 million ($271 million for Well Intervention); backlog of $130 million expected to be realized during remainder of 2020 Well Intervention Outlook • Q4000 (Gulf of Mexico) – contracted backlog into November; identified opportunities with expected schedule gaps during remainder of Q4 • Q5000 (Gulf of Mexico) – contracted with BP through remainder of 2020 • IRS rental units (Gulf of Mexico) – 15K IRS potential opportunity during Q4; 10K IRS expected to be idle • Well Enhancer (North Sea) – contracted work through mid-October; subsequently warm stacked in Leith; available for work and pursuing opportunities during remainder of Q4 • Seawell (North Sea) – vessel warm stacked in Leith, available in the spot market • Q7000 (West Africa) – vessel warm stacked in Tenerife; vessel expected to begin mobilizing in Q4 for committed work in West Africa beginning early 2021 • Siem Helix 1 & 2 (Brazil) – under contract for Petrobras 22

2020 OUTLOOK Robotics Outlook • Grand Canyon II (Asia Pacific) – completed work in Taiwan mid-October; subsequently contracted for expected 30-day ROV support work in Japan; expected good utilization during remainder of Q4 • Grand Canyon III (North Sea) – expected strong utilization during Q4 performing trenching work for three customers • Ross Candies (Gulf of Mexico) – charter commitment expired early August; expect to continue operating vessel on “pay as you go” basis over near term • Renewables site clearance – ongoing North Sea wind farm site clearance project (boulder removal) utilizing two vessels of opportunity; duration will be weather dependent • Decommissioning – lump sum decommissioning project on Skandi Acergy completed mid- October; subsequent estimated 19-day lump sum decommissioning project expected to commence during Q4 23

2020 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 2020 Capital additions are currently forecasted at approximately $38 million, consisting of the following: • Growth Capex – $5 million related primarily to completion of Q7000 and related intervention system • Maintenance Capex – $33 million primarily for regulatory certification costs on our vessels and systems, including regulatory certification costs on Q4000, Q5000 and Seawell • Capital additions for the remainder of 2020 expected to be $9 million Balance Sheet • Our total funded debt1 level is expected to decrease by $10 million (from $415 million at September 30, 2020 to $405 million at December 31, 2020) as a result of scheduled principal payments • Tax refunds related to the CARES Act of $7 million expected during Q4 2020 / Q1 2021 and $12 million expected in 2021 1 Excludes unamortized debt discounts and issuance costs 24

Non-GAAP Reconciliations 25

NON-GAAP RECONCILIATIONS

($ in thousands, unaudited)	Three Months Ended			Nine Months Ended		Twevle Months Ended
	9/30/20	9/30/19	6/30/20	9/30/20	9/30/19	12/31/19
Adjusted EBITDA:						
Net income	$ 24,445	$ 31,622	$ 5,450	$ 15,967	$ 49,763	$ 57,697
Adjustments:						
Income tax provision (benefit)	5,232	3,539	(271)	(16,132)	6,739	7,859
Net interest expense	7,598	1,901	7,063	20,407	6,204	8,333
(Gain) loss on extinguishment of long-term debt	(9,239)	-	-	(9,239)	18	18
Other (income) expense, net	(8,824)	2,285	2,069	3,672	2,430	(1,165)
Depreciation and amortization	33,985	27,908	33,969	99,552	84,420	112,720
Goodwill impairment	-	-	-	6,689	-	-
Non-cash gain on equity investment	-	-	-	-	-	(1,613)
EBITDA	$ 53,197	$ 67,255	$ 48,280	$ 120,916	$ 149,574	$ 183,849
Adjustments:						
Gain on disposition of assets, net	$ (440)	$ -	$ (473)	$ (913)	$ -	$ -
General provision (release) for current expected credit losses	(38)	-	108	656	-	-
Realized losses from FX contracts not designated as hedging instruments	-	(982)	-	(682)	(2,763)	(3,761)
Adjusted EBITDA	$ 52,719	$ 66,273	$ 47,915	$ 119,977	$ 146,811	$ 180,088
Free cash flow:						
Cash flows from operating activities	$ 52,586	$ 57,316	$ 23,264	$ 58,628	$ 89,877	$ 169,669
Less: Capital expenditures, net of proceeds from sale of assets	(1,174)	(18,153)	(4,692)	(18,255)	(43,086)	(138,304)
Free cash flow	$ 51,412	$ 39,163	$ 18,572	$ 40,373	$ 46,791	$ 31,365

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets and gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets and the general provision for current expected credit losses, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income or expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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Thank you